UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA (Address of principal executive offices)	92705 (Zip Code)

Registrant’s telephone number, including area code:    (714) 247-8200

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1    Press Release, dated October 23, 2003, issued by Advanced Medical Optics, Inc.

Item 12. Results of Operations and Financial Condition.

On October 23, 2003, Advanced Medical Optics, Inc. announced financial results for the third quarter ended September 26, 2003. A copy of the press release making this announcement is furnished as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.

	By:	/s/ RICHARD A. MEIER

Date: October 23, 2003		Richard A. Meier, Corporate Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press release, dated October 23, 2003, issued by Advanced Medical Optics, Inc.

4